Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
10.	Income Taxes

Income tax expense (benefit) was ($722) and $987 for the three months ended March 31, 2021 and the period from February 10 to March 31, 2020 (Successor), respectively, and $767 for the period from January 1 to February 9, 2020 (Predecessor). For the three months ended March 31, 2021 and the period February 10 through March 31, 2020 (Successor), the effective tax rate was 8.1% and (1.3)%, respectively, compared to 11.0% for the period January 1 through February 9, 2020 (Predecessor). The Company’s recorded income tax expense (benefit) in relation to its pre-tax income or loss was lower than an amount that would result from applying the applicable statutory tax rates to such income or loss in each period, primarily due to limitations on the recognition of tax benefits as a result of full valuation allowances maintained in several taxing jurisdictions.

As of December 31, 2020, the Company had federal net operating loss carryforwards of $43,365, which can be carried forward indefinitely, and foreign tax loss carryforwards of $58,170, of which $31,754 can be carried forward indefinitely, $333 will expire in 2021 and the remainder is scheduled to expire between 2022 and 2040.

10.	Income Taxes

Income tax expense consisted of the following:

	Successor	Predecessor
	Period from February 10 to December 31, 2020	Period from January 1 to February 9, 2020	Year ended December 31, 2019
Current:
Foreign	$3,787	$424	$3,039
Federal	—	—	—
Deferred:
Foreign	(962)	343	(571)
Federal	—	—	—

Income tax expense	$2,825	$767	$2,468

Income (loss) before income tax expense by geographic area was as follows:

	Successor	Predecessor
	Period from February 10 to December 31, 2020	Period from January 1 to February 9, 2020	Year ended December 31, 2019
Domestic	$(176,706)	$8,019	$(30,067)
Foreign	(12,411)	(1,075)	(11,910)

Income (loss) before income tax expense	$(189,117)	$6,944	$(41,977)

A reconciliation of the income tax expense computed at statutory rates was as follows:

	Successor	Predecessor
	Period from February 10 to December 31, 2020	Period from January 1 to February 9, 2020	Year ended December 31, 2019
Statutory tax rate	21%	21%	21%
Income (loss) before income taxes	$(189,117)	$6,944	$(41,977)

Expected income tax expense (benefit)	(39,715)	1,458	(8,815)
Increase (decrease) income tax expense resulting from:
Foreign earnings subject to different tax rates	(1,025)	(98)	703
Valuation allowance	22,549	739	712
Share-based compensation	14,668	—	—
Non-taxable earnings	1,789	(1,581)	7,317
Uncertain tax position	592	—	319
Non-deductible expenses	3,053	249	2,232
Tax law change	2,414	—	—
State taxes	(1,205)	—	—
Other	(295)	—	—

Income tax expense	$2,825	$767	$2,468

The significant components of deferred income tax assets and liabilities were as follows:

	Successor	Predecessor
	December 31, 2020	December 31, 2019
Deferred income tax assets:
Operating losses carried forward	$24,140	$14,063
Amortization	—	5,371
Depreciation	627	522
Investment in partnership	11,770	—
Other	214	12

Deferred income tax assets	36,751	19,968
Valuation allowance	(27,105)	(18,977)

Deferred income tax assets, net of valuation allowance	9,646	991

Deferred income tax liabilities:
Amortization	(65,610)	—

Deferred income tax liabilities	(65,610)	—

Net deferred income tax asset (liability)	$(55,964)	$991

As of December 31, 2020, the Company had federal net operating loss carryforwards of $43,365, which can be carried forward indefinitely, and foreign tax loss carryforwards of $58,170, of which $31,754 can be carried forward indefinitely, $333 will expire in 2021 and the remainder is scheduled to expire between 2022 and 2040.

The Company and the Predecessor recorded a valuation allowance against its net deferred tax assets as of December 31, 2020 and 2019 of $27,105 and $18,977, respectively. As of December 31, 2020, the valuation allowance was primarily attributable to U.S. and certain foreign jurisdictions. The valuation allowance balances at these locations were associated mainly with net operating losses, but in some cases relate to other additional deferred tax assets in the jurisdiction. The Company has determined that it is more likely than not that these assets will not be fully realized due to historical net operating losses incurred. The increase in the valuation allowance was due primarily to the generation of net operating loss carryforwards during the year.

As of December 31, 2020, the Company intends to indefinitely reinvest all cumulative undistributed earnings of foreign subsidiaries, and as such no U.S. federal or state income or foreign withholding taxes have been recorded. It is not practicable to determine the amount of the unrecognized deferred tax liability related to any undistributed foreign earnings.

A reconciliation of the activity related to unrecognized income tax benefits follows:

	Successor	Predecessor
	Period from February 10 to December 31, 2020	Period from January 1 to February 9, 2020	Year ended December 31, 2019
Beginning balance	$3,879	$3,879	$3,560
Increases related to prior-year tax positions	1,946	—	—
Increases related to current-year tax positions	—	—	319

Ending balance	$5,825	$3,879	$3,879

As of December 31, 2020 and 2019, the Company and the Predecessor recorded liabilities for unrecognized income tax benefits of $5,825 and $3,879, respectively, all of which would impact the effective rate, if recognized. Changes in the Company’s unrecognized income tax benefit obligation within the next twelve months are expected to result in a reduction in this liability of approximately $391, as certain tax positions are expected to be effectively settled with the applicable taxing jurisdiction during this period. For the period from February 10 to December 31, 2020 (Successor) and year ended December 31, 2019 (Predecessor), the Company recognized interest and penalties accrued on unrecognized income tax benefits as a component of income tax expense, totaling $305 and $119, respectively.

From time to time, the Company is subject to examinations by various tax authorities in jurisdictions in which the Company has business operations. As of December 31, 2020, the Company was not subject to an income tax examination in the U.S. or in any foreign jurisdiction, though tax years beginning with 2015 remained open and subject to examination by foreign taxing jurisdictions.